EXHIBIT 10.12

REAL ESTATE PURCHASE CONTRACT

EFFECTIVE DATE:	August 4, 2022

SELLER:	Newmont Capital Limited, a Nevada Corporation

SELLER’S MAILING ADDRESS:	6900 East Layton Ave, Suite 700, Denver, CO 80237

BUYER:	Timberline Resources Corporation

MAILING ADDRESS:	101 E. Lakeside, Coeur d’Alene, ID 83814

1.

AGREEMENT TO BUY AND SELL. In consideration of the property, the purchase price to be paid, and the mutual promises, covenants, and conditions herein contained, and subject to said mutual promises, covenants, and conditions set forth in this Real Estate Purchase Contract (the “Contract”), Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, the property described in Exhibit “A” attached hereto and made a part hereof, together with all and singular, the rights, title, and appurtenances pertaining to such property and any and all improvements (the “Property”). Notwithstanding anything in this Contract to the contrary, this Contract is expressly subject to Seller receiving the approval of its Regional Investment Committee (“RIC”) of its corporate parent, Newmont Corporation, to consummate the transaction contemplated hereunder.

2.

PURCHASE PRICE. The Purchase Price for the Property conveyed shall be $41,310.00, subject to adjustments provided for herein and due and payable in full at Closing (as defined hereinafter). The Purchase Price shall be paid, at the election of Seller, by wire transfer, cashier’s check, or any other payment method reasonably acceptable to Buyer.

3.

TITLE TO THE PROPERTY. At Closing, Seller shall convey to Buyer all of Seller’s right, title, and interest, if any, to the Property by quitclaim deed, in the form attached hereto as Exhibit “B” (the “Quitclaim Deed”). Buyer shall pay any recording costs associated with the Quitclaim Deed.

4.

ACCESS. Commencing on the Effective Date and continuing through Closing, Seller shall afford authorized representatives of Buyer reasonable access to the Property to inspect the Property. Notwithstanding the Buyer’s intentions to inspect the Property, Buyer acknowledges that Seller is selling the Property in an “as is, where is, with all faults” condition with no representations or warranties from Seller of any kind, express or implied, except for those set forth in Paragraph 7 below.

5.	CLOSING. This transaction shall close (the “Closing”) by or before August 17, 2022, at a time mutually agreed upon by the parties (the “Closing Date”).

(a)	At the Closing, Seller shall deliver to Buyer the following:

	(i)	a duly executed and acknowledged Quitclaim Deed and Declaration of Value, substantially in the form attached hereto as Exhibit “B”;

	(ii)	a “FIRPTA Affidavit” pursuant to Section 1445(b)(2) of the Internal Revenue Code duly executed by Seller, which Affidavit shall indicate that no federal tax withholding shall be required;

	(iii)	if applicable, any keys to the Property;

Initialed for identification by Buyer ________and Seller ________

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(b)		At the Closing, Buyer shall deliver to Seller the following:

	(i)	any closing documents as are customary for a transaction of this type and that are reasonably requested by Seller; and

	(ii)	the Purchase Price payable at Closing pursuant to Paragraph 2.

6.

PRORATIONS. General real estate taxes and personal property taxes for the year of Closing that are not yet due and payable as of the Closing Date shall be prorated between Seller and Buyer on a daily basis as of the Closing Date based upon a calendar fiscal year, with Seller paying those allocable to the period prior to the Closing Date and Buyer being responsible for those allocable subsequent thereto. All other costs and expenses, including legal or accounting fees, incurred by a party in connection with the transactions contemplated by this Contract shall be paid by the party that incurred such costs and expenses.

All of Seller’s allocable costs and prorations, pursuant to this Paragraph 6, may be paid from the Purchase Price at Seller’s option.

7.	SELLER’S REPRESENTATIONS AND WARRANTIES, DISCLAIMER. Seller represents and warrants to Buyer as of the Effective Date of this Contract and as of the Closing Date as follows:

(a)	Mineral rights associated with the Property have not been separated and/or sold separate from the interests held by Seller in the Property.

(b)	Seller has not entered into any contracts for the sale of any of the Property other than this Contract.

(c)	Seller has the requisite power and authority to enter into, and perform under, this Contract and the documents and instruments required to be executed and delivered to Seller pursuant hereto.

EXCEPT FOR THE FOREGOING,SELLER DOES NOT MAKE, AND BUYER, ON BEHALF OF ITSELF AND ITS AFFILIATES, HEREBY WAIVES, RELEASES, AND DISCHARGES THE SELLER AND ITS AFFILIATES FROM ANY AND ALL SUITS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, COSTS, LIABILITIES, LOSSES, INTEREST, OR CAUSES OF ACTION WHATSOEVER, IN LAW OR IN EQUITY, KNOWN OR UNKNOWN, ATTRIBUTABLE TO ANY PERIODS OF TIME WHICH THE BUYER OR ITS AFFILIATES MIGHT NOW OR SUBSEQUENTLY MAY HAVE, BASED ON, RELATING TO, OR ARISING OUT OF, ANY WARRANTY OR REPRESENTATION OF THE SELLER OR ITS AFFILIATES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, WITH RESPECT TO (I) SELLER’S OR ANY OTHER PERSON’S TITLE TO, OR DEFICIENCY IN TITLE TO, THE PROPERTY, (II) ANY MATTERS WITH RESPECT TO THE EXISTENCE OF ANY ENVIRONMENTAL DEFECT, ENVIRONMENTAL LIABILITIES, RELEASE OF HAZARDOUS SUBSTANCES, OR ANY OTHER ENVIRONMENTAL CONDITION WITH RESPECT TO THE OWNERSHIP OR OPERATION OF THE PROPERTY, OR (III) WHETHER SELLER OR THE PROPERTY (OR THE OWNERSHIP OR OPERATION THEREOF) ARE IN COMPLIANCE WITH ANY ENVIRONMENTAL LAW.

All of the foregoing representations and warranties by Seller and the indemnifications in Paragraph 9 below shall survive Closing and shall not be deemed merged into any instrument of conveyance delivered at Closing.

 Initialed for identification by Buyer ________and Seller ________

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8.

BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as of the Effective Date it is legally and financially capable and has the authority to enter into, and perform under, this Contract. This Contract has been duly executed and delivered by Buyer and, subject to Paragraph 1 above, is a valid and binding obligation of Buyer enforceable in accordance with its terms.

The foregoing representations and warranties by Buyer and the indemnifications in Paragraph 9 below shall survive Closing and shall not be deemed merged into any instrument of conveyance delivered at Closing.

9.

INDEMNIFICATIONS. Each party (“Indemnifying Party”) shall indemnify, defend, release, and hold harmless the other party and its successors, along with their respective officers, shareholders, directors, employees, and agents from any and all claims, losses, damages, demands, and liabilities whatsoever arising from or in connection with the Indemnifying Party’s breach of its representations or warranties or other terms of this Contract. This indemnification shall survive Closing.

10.

PROPERTY MAINTENANCE. Between the Effective Date and the Closing Date, Seller shall not: (i) conduct any new disturbance on the Property or otherwise conduct any new activities on the Property; (ii) make or allow any sale, transfer, lease, pledge, mortgage, encumbrance, or other disposition of all or any of Seller’s interests in the Property; or (iii) commit or consent to any act that would cause any of Seller’s representations and warranties in this Contract to become untrue. Title and risk of loss to the Property shall not pass to Buyer until ownership of the Property is transferred to Buyer at Closing.

11.	MISCELLANEOUS.

(a)	This Contract shall be construed and interpreted in accordance with the laws of Nevada, without regard to its choice of law or conflicts of law provisions;

(b)	This Contract may not be modified or amended except by an agreement in writing signed by Seller and Buyer;

(c)

This Contract constitutes the entire agreement among the parties pertaining to agreements and understandings of the parties in connection therewith. In case any one or more of the provisions contained in this Contract shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Contract shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

12.

CONFIDENTIALITY. Seller agrees to retain the confidentiality of the terms of this Contract, and not to disclose the same to any third party other than to legal and financial advisors or to the extent required by applicable law.

13.

COUNTERPARTS AND ELECTRONIC SIGNATURES. The parties agree that this Contract may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart electronically shall be effective as delivery of an original, executed counterpart. The parties agree that if one or more of the parties conduct business via electronic means in which electronic signatures are communicated by electronic transmission or digital signature, whether or not encrypted or provided through DocuSign (or other similar service), such signatures shall be considered an original signature and are intended to authenticate this writing and have the same legal effect, validity, and enforceability as a signature affixed by hand or other manual means. The use of an electronic-based record-keeping system is deemed to have the same force and effect as a paper-based record-keeping system.

Initialed for identification by Buyer ________and Seller ________

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14.

PARAGRAPH HEADINGS. The paragraph headings are inserted herein only as a matter of convenience and for reference and in no way are intended to be a part of this Contract or to define, limit, or describe the scope or intent of this Contract or the particular paragraphs hereof to which they refer.

15.

TIME OF THE ESSENCE; DEFAULT; REMEDIES UPON DEFAULT. Time is of the essence of this Contract. This means that all dates and deadlines are strict and absolute. If any payment due, is not paid, honored, or tendered when due, or if any obligation is not performed timely as provided in this Contract, the non-defaulting party has the following remedies:

(a)

Seller’s Pre-Closing Remedies: If, on or before Closing, Buyer shall materially default in any of the terms or provisions of this Contract prior to the Closing Date, and shall fail to cure such default within ten (10) days following written notice thereof given by Seller to Buyer, Seller may either (i) waive such default and consummate the transaction contemplated hereby in accordance with the terms hereof; or (ii) institute all proceedings necessary to specifically enforce the terms of this Contract; provided, however, in no event shall Seller be entitled to obtain or recover, and Seller hereby waives and covenants not to assert any right to seek or obtain, any incidental, consequential, or punitive damages resulting from any breach of any obligation of Buyer under the foregoing provisions;

(b)

Buyer’s Pre-Closing Remedies: If, on or before the Closing, Seller shall materially default in any of the terms or provisions of this Contract prior to the Closing Date, and shall fail to cure such default within ten (10) days following written notice thereof given by Buyer to Seller, Buyer may either (i) waive such default and consummate the transaction contemplated hereby in accordance with the terms hereof; or (ii) institute all proceedings necessary to specifically enforce the terms of this Agreement; provided, however, in no event shall Buyer be entitled to obtain or recover, and Buyer hereby waives and covenants not to assert any right to seek or obtain, any incidental, consequential or punitive damages resulting from any breach of any obligation of Seller under the foregoing provisions.

16.

TERMINATION. This Contract may be terminated at any time prior to Closing as follows: (i) by mutual written agreement of Seller and Buyer; (ii) by either party if there has been a breach by such other party of any its representations or warranties or other obligations contained in this Contract, and which has not or cannot be cured prior to the Closing Date.

17.

ATTORNEYS’ FEES. If either party hereto fails to perform any of its obligations under this Contract or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Contract then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees and disbursements.

Seller and Buyer have caused this Contract to be executed and delivered as of the Effective Date first above written.

SELLER: NEWMONT CAPITAL LIMITED, a Nevada Corporation	BUYER: TIMBERLINE RESOURCES CORPORATION

By:	By:
Its:	Its:

Initialed for identification by Buyer ________and Seller ________

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EXHIBIT “A” TO

REAL ESTATE PURCHASE CONTRACT

The Property

All of Buyer’s rights, titles, and interests in and to the following, situated in Eureka County, Nevada:

South Wales No. 1 (USMS #314, patent # 20070) located in Section 26, Township 19 North, Range 53 East of the Mount Diablo Base and Meridian, APN 410-000-13.

Initialed for identification by Buyer ________and Seller ________

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EXHIBIT “B”

TO

REAL ESTATE PURCHASE CONTRACT

When recorded, return to:

Newmont

6900 E. Layton Ave., Suite 700

Denver, CO 80237

Attention: Land Department

APN: 410-000-13

Location: South Wales No. 1 (USMS #314,

patent # 20070), T19N R53E, SEC 26

Pursuant to NRS 239B.030, the undersigned hereby affirms that this document does not contain Personal Information, as defined by NRS 603A.040, of any person.

Mail tax statements to:

Timberline Resources Corporation

101 E. Lakeside, Coeur d’Alene, ID 83814

Initialed for identification by Buyer ________and Seller ________

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QUITCLAIM DEED

THIS QUITCLAIM DEED is made this day of , by NEWMONT CAPITAL LIMITED, a Nevada Corporation, whose address is c/o Newmont Corporation, Attention: Land Department, 6900 E. Layton Avenue, Suite 700, Denver, CO. 80237 (“Grantor”), to TIMBERLINE RESOURCES CORPORATION, whose address is 101 E. Lakeside, Coeur d’Alene, ID 83814 (“Grantee”).

WITNESSETH:

WITNESSETH, that Grantor, for Ten and No/100 Dollars ($10.00) and other valuable consideration, to Grantor in hand paid by Grantee, the receipt of which is hereby confessed and acknowledged, has remised, released, sold, conveyed, and quitclaimed, and by these presents does remise, release, sell, convey, and quitclaim, without any covenants of warranty whatsoever and without recourse to Grantor, its successors and assigns, to Grantee, its successors and assigns, forever, all of its right, title, and interest, if any, in and to that certain real property located in Eureka County, Nevada, more particularly described on Exhibit “A” attached hereto and made a part hereof for all purposes (the “Property”).

Reserving unto Grantor, its successors and assigns forever, a perpetual royalty of one and five-tenths percent (1.5%) of Net Smelter Returns, as more particularly described in Exhibit “B” attached hereto and made a part hereof for all purposes.

TO HAVE AND TO HOLD the same, together with all and singular the appurtenances and privileges thereunto belonging, or in anywise thereunto appertaining, and all the estate, right, title, interest and claim whatsoever, of Grantor, either in law or at equity, to the only proper use, benefit and behalf of Grantee, its successors and assigns forever.

Initialed for identification by Buyer ________and Seller ________

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IN WITNESS WHEREOF, Grantor has caused this Quitclaim Deed to be signed by its authorized representative effective the date set forth above.

Newmont Capital Limited, a Nevada Corporation

By:
Name:
Title:

STATE OF                            Colorado                               )

                                                                                               )

COUNTY OF                        Denver                                   )

This instrument was acknowledge before me this_________ day of                                        ,

by________________________, the _______________________________ of

Newmont Capital Limited, a Nevada Corporation, on behalf of that corporation.

Notary Public

My commission expires:

Initialed for identification by Buyer ________and Seller ________

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EXHIBIT “A”

The Property

All of Grantor’s rights, titles, and interests in and to the following, situated in Eureka County, Nevada:

South Wales No. 1 (USMS #314, patent # 20070) located in Section 26, Township 19 North, Range 53 East of the Mount Diablo Base and Meridian, APN 410-000-13.

 Initialed for identification by Buyer ________and Seller ________

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EXHIBIT “B”

of Quitclaim Deed

Initialed for identification by Buyer ________and Seller ________

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STATE OF NEVADA DECLARATION OF VALUE

1.	Assessor Parcel Number(s)

a)	410-000-13
b)
c)
d)

2.	Type of Property
a)	☒	Vacant Land	b)	☐	Single Fam. Res.	FOR RECORDERS OPTIONAL USE ONLY

c)	☐	Condo/Twnhse	d)	☐	2-4 Plex	Book	Page:

e)	☐	Apt. Bldg.	f)	☐	Comm’l/Ind’l	Date of Recording:

g)	☐	Agricultural	h)	☐	Mobile Home	Notes:

i)	☐	Other

3.	a) Total Value/Sales Price of Property:						$41,310.00

	b) Deed in Lieu of Foreclosure Only (value of property)						($	)

	c) Transfer Tax Value:						$41,310.00

	d) Real Property Transfer Tax Due						$ 161.11

4.	If Exemption Claimed:

a.	Transfer Tax Exemption, per 375.090, Section:					NA
b.	Explain reason for exemption: NA

5.	Partial Interest: Percentage being transferred:				NA: 100%

The undersigned declares and acknowledges, under penalty of perjury, pursuant to NRS 375.060 and NRS 375.110, that the information provided is correct to the best of their information and belief, and can be supported by documentation if called upon to substantiate the information provided herein.  Furthermore, the parties agree that disallowance of any claimed exemption, or other determination of additional tax due, may result in a penalty of 10% of the tax due plus interest at 1% per month.  Pursuant to NRS 375.030, the Buyer and Seller shall be jointly and severally liable for any additional amount owed.

Signature (Seller):	Capacity:

Signature (Seller):	Capacity:

Signature (Buyer):	Capacity:

SELLER (GRANTOR) INFORMATION		BUYER (GRANTEE) INFORMATION
(REQUIRED)		(REQUIRED)
Print Name: Newmont Capital Limited		Print Name: Timberline Resources Corporation

Address: 6900 E. Layton Ave., Suite 700		Address: 101 E. Lakeside

City: Denver		City: Coeur d’Alene

State: CO	Zip: 80237	State: ID	Zip: 83814

COMPANY/PERSON REQUESTING RECORDING (required if not seller or buyer)

Print Name:	File Number:
Address
City:	State:	Zip:

(AS A PUBLIC RECORD THIS FORM MAY BE RECORDED/MICROFILMED)

Initialed for identification by Buyer ________and Seller ________

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